As filed with the Securities and Exchange Commission on January 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               Allaire Corporation
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             (Exact name of registrant as specified in its charter)



                 Delaware                                41-1830792
-----------------------------------------   ------------------------------------
 (State of incorporation or organization)   (I.R.S. employer identification no.)




            One Alewife Center
        Cambridge, Massachusetts                            02140
-----------------------------------------    -----------------------------------
 (Address of principal executive offices)                (Zip code)


If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section           class of securities pursuant to Section
12(b) of the Exchange Act and is                  12(g) of the Exchange Act and is
effective pursuant to General Instruction         effective pursuant to General Instruction
A.(c), check the following box. [ ]               A.(d), check the following box.  [X]


 Securities Act registration statement file number to which this form relates:       333-68639
                                                                                  ---------------
                                                                                  (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:


    Title of each class                     Name of each exchange on
    to be so registered               which each class is to be registered
----------------------------------   -----------------------------------------
           None                                       None
----------------------------------   -----------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value
         --------------------------------------------------------------
                                (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.

      The information required by Item 202 of Regulation S-K is provided under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, Registration No. 333-68639, as initially filed with the Securities and Exchange Commission on December 9, 1998, as amended on December 31, 1998 and as the same may be subsequently amended (the "Registration Statement on Form S-1"). Such part of the Registration Statement on Form S-1 is hereby incorporated by reference and made a part hereof.



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




Item 2.           Exhibits.

         The following Exhibits filed by the Registrant as part of its Registration Statement on Form S-1 are hereby incorporated by reference and made a part hereof:

         1.  Certificate of Incorporation of the Registrant (filed as
             Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 333-68639, and incorporated herein by reference).

         2.  Form of Certificate of Amendment of Certificate of
             Incorporation of the Registrant (to become effective prior to the effectiveness of the Registration Statement on Form S-1) (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-68639, and incorporated herein by reference).

         3. Form of Amended and Restated Certificate of Incorporation of the Registrant (to become effective after the effectiveness of the Registration Statement on Form S-1) (filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1, File No. 333-68639, and incorporated herein by reference).

         4. By-Laws of the Registrant (filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333-68639), and incorporated herein by reference).

         5. Form of Amended and Restated By-Laws of the Registrant (to become effective after the effectiveness of the Registration Statement on Form S-1) (filed as Exhibit 3.5 to the
             Registrant's Registration Statement on Form S-1, File No. 333-68639, and incorporated herein by reference).

         6. Specimen stock certificate for the Common Stock of the Registrant (to be filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-68639, and incorporated herein by reference).

         7. Amended and Restated Registration Rights Agreement dated May 15, 1997 (filed as Exhibit 10.17 to the Registrant's
             Registration Statement on Form S-1, File No. 333-68639, and incorporated herein by reference).

         8. Waiver and Amendment No. 1 to Amended and Restated Registration Rights Agreement, dated December 7, 1998 (filed as Exhibit 10.18 to the Registrant's Registration Statement on Form S-1, File
             No. 333-68639, and incorporated herein by reference).


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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             Allaire Corporation


Date: January 15, 1999                       By:  /s/ Stephen G. Cromwell
                                                  --------------------------
                                             Its: Controller
                                                  --------------------------